UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2020

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2020, Applied DNA Sciences, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “2020 Annual Meeting”). The stockholders approved the Company’s 2020 Equity Incentive Plan, which was previously adopted by the Company’s board of directors subject to approval by the stockholders. The 2020 Equity Incentive Plan, among other things, reserves an additional 3,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance in the form of equity-based awards to employees, directors, consultants, and other service providers, and those of the Company’s affiliates. Effective as of September 16, 2020, no further awards will be made under the Company’s 2005 Incentive Stock Plan, as amended and restated.

A more detailed description of the material terms of the 2020 Equity Incentive Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 3, 2020 (the “Proxy Statement”). The foregoing and the summary of the 2020 Equity Incentive Plan in the Proxy Statement are not complete summaries of the terms of the 2020 Equity Incentive Plan and are qualified by reference to the text of the 2020 Equity Incentive Plan, which was filed as Appendix A to the Proxy Statement and is incorporated by reference herein as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 above is incorporated by reference into this Item 5.07.

The following proposals were voted on and were approved by the Company’s stockholders at the 2020 Annual Meeting with the stockholders having voted as set forth below:

I.	To elect eight directors to serve until the 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Name	For	Withhold	Broker Non-Votes
James A. Hayward	1,095,959	64,900	2,519,404
John Bitzer, III	987,736	173,123	2,519,404
Robert B. Catell	1,059,837	101,022	2,519,404
Joseph D. Ceccoli	1,053,762	107,097	2,519,404
Scott Anchin	1,059,883	100,976	2,519,404
Yacov A. Shamash	1,004,286	156,573	2,519,404
Sanford R. Simon	1,005,233	155,626	2,519,404
Elizabeth M. Schmalz Ferguson	1,064,575	96,284	2,519,404

II.	To approve the Company’s 2020 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
904,817	179,621	76,421	2,519,404

III.	To approve the amendment to the Company’s certificate of incorporation (as previously amended) to decrease the number of authorized shares of Common Stock to 200,000,000.

For	Against	Abstain
3,591,465	63,432	25,366

IV.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.

For	Against	Abstain
3,375,809	40,905	263,549

V.	To act upon other matters which may properly come before the 2020 Annual Meeting.

For	Against	Abstain	Broker Non-Votes
967,075	151,539	42,245	2,519,404

Each of the foregoing voting results from the 2020 Annual Meeting is final.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Fifth Certificate of Amendment to the Certificate of Incorporation of the Company
10.1*	2020 Equity Incentive Plan, incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on August 3, 2020.

*	Denotes compensatory plan, compensation arrangement or management contract.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2020	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer